Blue Sphere Corporation 8-K

Exhibit 10.3

BLUE SPHERE CORPORATION

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY ONLY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR SUCH SECURITIES UNDER THE SECURITIES ACT AND QUALIFICATION UNDER APPLICABLE STATE LAW WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE SECURITIES ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

WARRANT NUMBER:	W-MAY-2017-[___]
ISSUANCE DATE:	[___], 2017

FOR VALUE RECEIVED, BLUE SPHERE CORPORATION, a Nevada corporation (the “Company”), as of [___], 2017 (the “Issuance Date”), hereby certifies that [___], or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company [___] shares (the “Warrant Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), exercisable at the per share Exercise Price (as defined in Section 7). This Warrant may be exercised any time after issuance through and including the fifth (5th) anniversary of the Issuance Date (the “Expiration Date”), subject to the following terms and conditions set out in this Warrant.

1.          Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.          Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares may bear a legend indicating that they have not been registered under the Securities Act and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the Securities Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the Securities Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.         Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.         Registration of Transfers and Exchange of Warrants.

(a)          Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 10. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

(b)          This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 10 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5.         Exercise of Warrants.

(a)          This Warrant may be exercised at any time and from time to time from and after the Issuance Date and through and including the Expiration Date, for such number of Warrant Shares as is indicated in the form of “Election to Purchase”, which is attached hereto and incorporated herein as Exhibit A. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant. At 5:00 P.M., New York time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b)          Exercise of this Warrant shall be made upon surrender of this Warrant with an Election to Purchase in the form attached hereto (or attached to such New Warrant), duly completed and signed to the Company, at its address set forth in Section 10.

(c)          A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with an Election to Purchase in the form attached hereto (or attached to such New Warrant), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased, as set forth herein.

(d)          Payment upon exercise may be made at the written option of the Warrant Holder either by cashless exercise, as set forth in Section 6, or in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate purchase price, for the number of Warrant Shares specified in the Election to Purchase (as such exercise number shall be adjusted to reflect any adjustment in the total number of Warrant Shares issuable to the Warrant Holder per the terms of this Warrant) and the Warrant Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable Warrant Shares determined as provided herein.

(e)          The Company shall promptly, but in no event later than ten (10) business days after the Date of Exercise as defined herein, issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the Act. If no such restrictive legend is applicable, upon request of the Warrant Holder, the Warrant Shares will be recorded by book entry with the Company’s transfer agent. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

6.         Cashless Exercise.

(a)          If at any time after six (6) months following the Issuance Date and prior to the Expiration Date there is not an effective registration statement on file with the U.S. Securities and Exchange Commission covering the resale of the Warrant Shares by the Warrant Holder, then at such time this Warrant may also be exercised by means of a cashless exercise. In such event, the Holder shall surrender this Warrant to the Company, together with a notice of cashless exercise, and the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y (A-B)/A

where:

X   =   The number of Warrant Shares to be issued to the Holder.

Y   =   The number of Warrant Shares with respect to which this Warrant is being exercised.

A   =   The average closing price of Common Stock for the five (5) trading days immediately prior to the Date of Exercise.

B   =   The Exercise Price.

(b)          For purposes of Rule 144 of the Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Warrant Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

7.         Exercise Price. The “Exercise Price” shall be the lesser of (a) 80% of the price per combination of Common Stock and warrants to purchase shares of Common Stock offered in the Public Offering, less the closing price of such warrants on the first day of the Uplist, or (b) an amount that is equal to 80% of the volume weighted average price (VWAP), calculated using the five (5) trading days immediately following the Uplist. For the purposes of this Warrant, the “Uplist” shall mean the initial listing on [ ], 2017 of the Company’s Common Stock on The NASDAQ Capital Market, and the “Public Offering” shall mean the Company’s public offering of its Common Stock and warrants to purchase shares of Common Stock, as fully contemplated in the Company’s Registration Statement on Form S-1, as amended, filed with the U.S. Securities and Exchange Commission under Registration No. 333-215110.

8.         Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of Warrant Shares issuable, up to the next whole number.

9.         Adjustments.

(a)          Adjustments for Subdivisions, Combinations and Other Issuances. If the outstanding shares of Common Stock are divided into a greater number of shares, by forward stock split or otherwise, or a dividend in stock is paid on the Common Stock, then the number of shares of Warrant Shares for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, by reverse stock split or otherwise, then the number of Warrant Shares for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Section 9(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this Section 9(a).

(b)          Adjustments for Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of all or substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Warrant Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which the Warrant Holder would have been entitled if, immediately prior to such event, the Warrant Holder had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Warrant Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock deliverable upon the exercise of the Warrant. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the Warrant Holder agrees to comply with the provisions of this Warrant.

(c)         Adjustment Upon Issuance of Common Stock.

(i)          Except as provided in Section 9(c)(iii) and except in the case of an event described in either Section 9(c)(v) or Section 9(c)(vi), if the Company shall, at any time or from time to time after the Issuance Date, issue or sell, or in accordance with Section 5(d)(iv) is deemed to have issued or sold, any shares of Common Stock without consideration or for consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale), then immediately upon such issuance or sale (or deemed issuance or sale), the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to an Exercise Price equal to the quotient obtained by dividing:

(A)          the sum of (1) the product obtained by multiplying the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the Exercise Price then in effect plus (2) the aggregate consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale); by

(B)          the sum of (1) the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus (2) the aggregate number of shares of Common Stock issued or sold (or deemed issued or sold) by the Company in such issuance or sale (or deemed issuance or sale).

(ii)          Upon any and each adjustment of the Exercise Price as provided in Section 9(c)(i), the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to any such adjustment shall be increased to a number of Warrant Shares equal to the quotient obtained by dividing:

(A)          the product of (1) the Exercise Price in effect immediately prior to any such adjustment multiplied by (2) the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such adjustment; by

(B)           the Exercise Price resulting from such adjustment.

(iii)          Anything herein to the contrary notwithstanding, there shall be no adjustment to the Exercise Price or the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuance.

(iv)         For purposes of determining the adjusted Exercise Price under Section 9(c)(i) hereof, the following shall be applicable:

(A)          If the Company shall, at any time or from time to time after the Issuance Date, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Options, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, and the lowest price per share (determined as provided in this paragraph and in Section 9(c)(iv)(E)) for which any one share of Common Stock is issuable upon the exercise of any such Option or upon the conversion or exchange of any Convertible Security issuable upon the exercise of any such Option is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Options, then such share of Common Stock issuable upon the exercise of such Option or upon conversion or exchange of such Convertible Security issuable upon the exercise of such Option shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price under Section 9(c)(i)), at a price per share equal to such lowest price per share. For purposes of this Section 9(c)(iv)(A) , the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option or upon the conversion or exchange of any Convertible Security issuable upon the exercise of any such Option shall be equal to the sum (which sum shall constitute the applicable consideration received for purposes of Section 9(c)(i)) of the lowest amounts of consideration, if any, received or receivable by the Company as consideration with respect to any one share of Common Stock upon each of (1) the granting or sale of the Option, plus (2) the exercise of the Option, plus (3) in the case of an Option which relates to Convertible Securities, the issuance or sale of the Convertible Security and the conversion or exchange of the Convertible Security. Except as otherwise provided in Section 9(c)(iv)(C), no further adjustment of the Exercise Price shall be made upon the actual issuance of Common Stock or of Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities issuable upon the exercise of such Options.

(B)          If the Company shall, at any time or from time to time after the Issuance Date, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, and the lowest price per share (determined as provided in this paragraph and in Section 9(c)(iv)(E)) for which one share of Common Stock is issuable upon the conversion or exchange of any such Convertible Securities is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Convertible Securities, then such share of Common Stock issuable upon conversion or exchange of such Convertible Security shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price under Section 9(c)(i)), at a price per share equal to such lowest price per share. For purposes of this Section 9(c)(iv)(B), the lowest price per share for which any one share of Common Stock is issuable upon the conversion or exchange of any such Convertible Security shall be equal to the sum (which sum shall constitute the applicable consideration received for purposes of Section 9(c)(i)) of the lowest amounts of consideration, if any, received or receivable by the Company as consideration with respect to any one share of Common Stock upon each of (1) the granting or sale of the Convertible Security, plus (2) the conversion or exchange of the Convertible Security. Except as otherwise provided in Section 9(c)(iv)(C), no further adjustment of the Exercise Price shall be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities or by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Exercise Price have been made pursuant to the other provisions of this Section 9(c)(iv).

(C)          Upon any change in any of (1) the lowest amounts of consideration, if any, received or receivable by the Company as consideration with respect to any one share of Common Stock upon the granting or sale of any Options or Convertible Securities referred to in Section 9(c)(iv)(A) or Section 9(c)(iv)(B) hereof, (2) the lowest amounts of additional consideration, if any, payable to the Company with respect to any one share of Common Stock upon exercise of any Options or upon the issuance, conversion or exchange of any Convertible Securities referred to in Section 9(c)(iv)(A) or Section 9(c)(iv)(B) hereof, (3) the rate at which Convertible Securities referred to in Section 9(c)(iv)(A) or Section 9(c)(iv)(B) hereof are convertible into or exchangeable for Common Stock, or (4) the maximum number of shares of Common Stock issuable in connection with any Options referred to in Section 9(c)(iv)(A) hereof or any Convertible Securities referred to in Section 9(c)(iv)(B) hereof (in each case, other than in connection with an Excluded Issuance), then (whether or not the original issuance or sale of such Options or Convertible Securities resulted in an adjustment to the Exercise Price pursuant to this Section 9(c)) the Exercise Price in effect at the time of such change shall be adjusted or readjusted, as applicable, to the Exercise Price which would have been in effect at such time pursuant to the provisions of this Section 9(c) had such Options or Convertible Securities still outstanding provided for such changed consideration, conversion rate or maximum number of shares, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment or readjustment the Exercise Price then in effect is reduced, and the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to any such adjustment or readjustment shall be correspondingly adjusted or readjusted pursuant to the provisions of Section 9(c)(ii).

(D)          Upon the expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Security (or portion thereof) for which any adjustment (either upon its original issuance or upon a revision of its terms) was made pursuant to this Section 9(c) (including without limitation upon the redemption or purchase for consideration of all or any portion of such Option or Convertible Security by the Company), the Exercise Price then in effect hereunder shall forthwith be changed pursuant to the provisions of this Section 9(c) to the Exercise Price which would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Security (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued.

(E)          If the Company shall, at any time or from time to time after the Issuance Date, issue or sell, or is deemed to have issued or sold in accordance with Section 9(c)(iv), any shares of Common Stock, Options or Convertible Securities: (1) for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor; (2) for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price (as reflected on any securities exchange, quotation system or association or similar pricing system covering such security) for such securities as of the end of business on the date of receipt of such securities; (3) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Company, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to be the fair value of such portion of the aggregate consideration received by the Company in such transaction as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, issued in such transaction; or (4) to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, issued to such owners. The net amount of any cash consideration and the fair value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Board of Directors of the Company and the Holder.

(F)         For purposes of any adjustment to the Exercise Price or the number of Warrant Shares in accordance with this Section 9(c), in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided, that if before the distribution to its holders of Common Stock the Company legally abandons its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(G)         The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 9(c).

(H)         For purposes of this Section 9(c):

“Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchange for Common Stock, but excluding Options.

“Excluded Issuances” means any issuance or sale (or deemed issuance or sale in accordance with Section 9(c)(iv)) by the Company after the Issuance Date of: (1) shares of Common Stock issued upon the exercise of this Warrant; (2) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of Options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board of Directors of the Company and issued pursuant to the Company’s Global Share and Options Incentive Enhancement Plan (2016) (including all such shares of Common Stock and Options outstanding prior to the Issuance Date); or (3) shares of Common Stock issued upon the conversion or exercise of Options (other than Options covered by clause (2) above) or Convertible Securities issued prior to the Issuance Date, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

10.        Notice. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or email transmission if such transmission is confirmed, by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses (or to such other addresses which such party shall subsequently designate in writing to the other party):

(a)          If to the Company:

Blue Sphere Corporation

301 McCullough Drive, 4th Floor

Charlotte, North Carolina 28262

Attention: Shlomi Palas

Email: shlomi@bluespherecorporate.com

with a copy to:

Thompson Hine LLP

335 Madison Avenue, 12th Floor

New York, NY 10017

Attention: Peter J. Gennuso, Esq.

Email: peter.gennuso@thompsonhine.com

(b)          If to the Warrant Holder:

Attention:
Email:

11.       Miscellaneous.

(a)          This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

(b)          Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c)          Without the prior written consent of the Company, this Warrant, or any of the rights granted hereunder, shall not be transferred, assigned, pledged, hypothecated or otherwise disposed of (whether by operation of law or otherwise) by the Warrant Holder, and shall not be subject to execution, attachment or similar process, unless (i) an effective registration statement is on file with the U.S. Securities and Exchange Commission covering the resale of the Warrant Shares by the Warrant Holder, or (ii) the Warrant Shares are otherwise exempt from the registration requirements under the Act. Any such attempted transfer or disposition of the Warrant or of any rights granted hereunder contrary to the provisions of this section, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void.

(d)          The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)          In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)          The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(g)          This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws.

(h)          The Company and the Warrant Holder shall submit all disputes arising under this Warrant to arbitration in New York, New York before a single arbitrator of the American Arbitration Association (the “AAA”). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the State of New York. No party hereto will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Warrant Holder’s right to obtain an injunction for a breach of this Agreement from a court of law. Any injunction obtained shall remain in full force and effect until the arbitrator fully adjudicates the dispute.

IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

THE COMPANY:

BLUE SPHERE CORPORATION

By:
Name:	Shlomi Palas
Title:	Chief Executive Officer

WARRANT HOLDER:

By:

Name:

Title:

[Signature Page to Warrant]

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

Blue Sphere Corporation

Re: Election to Purchase Shares of Common Stock Under the Warrant

Gentlemen:

In accordance with the Warrant enclosed with this Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock of Blue Sphere Corporation at an original Exercise Price of USD $________ per share, subject to adjustment under the terms and conditions of the Warrant, and encloses herewith $____________ in cash, certified or official bank check(s), which sum represents the aggregate price for the number of shares of Common Stock to which this Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. Any capitalized terms used but not defined in this Election to Purchase shall have the meaning ascribed to them in the accompanying Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

Name:
Taxpayer ID:
Address:

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

Name:
Address:

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

HOLDER:

Name:

By:
Title:
Dated:	, __________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

NOTICE OF CASHLESS EXERCISE

TO: Blue Sphere Corporation

[Address]

Attn: Secretary

The undersigned hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Blue Sphere Corporation, at an original Exercise Price of USD $______ per share, pursuant to the cashless exercise provision of Section 6 of the attached Warrant.

Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

Name:
Taxpayer ID:
Address:

The undersigned represents that the undersigned is an “accredited investor,” and that the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

HOLDER:

Name:

By:
Title:
Dated:	, __________